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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                          OF THE SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): June 11, 1999

                           --------------------------

                         GENESIS MICROCHIP INCORPORATED
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             (Exact name of registrant as specified in its charter)


    Nova Scotia, Canada                                                       N/A
----------------------------     --------------------------------     --------------------
(State or other jurisdiction         (Commission File Number)           (I.R.S. Employer
     of incorporation)                                                 Identification No.)


       165 Commerce Valley Drive West, Thornhill, Ontario, Canada L3T 7V8
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (905) 889-5400

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     200 Town Centre Boulevard, Suite 400, Markham, Ontario, Canada L3R 8G5
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          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On May 28, 1999, Genesis Microchip Incorporated, a corporation incorporated under the laws of Nova Scotia, Canada (the "Company" or "Genesis"), Rainbow Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Company ("Merger Sub") and Paradise Electronics, Inc., a Delaware corporation ("Paradise") completed an agreement in which Merger Sub was merged with and into Paradise. Following the merger, the separate corporate existence of Merger Sub ceased and Paradise continued as the surviving corporation and a wholly owned subsidiary of Genesis.

     Genesis issued a news release concerning the merger, which is attached as
Exhibit 99.1 hereto.

     Under the terms of the merger, 4.5 million shares of Genesis are to be exchanged for all outstanding shares and options of Paradise. The exchange ratio shall be .19214 Genesis common shares for each outstanding share and option of Paradise.

     Shares in the combined company are traded on the Nasdaq National Market under the symbol GNSS. The merger is expected to qualify as a tax-free reorganization and will be accounted for as a pooling of interests.

ITEM 5. OTHER EVENTS

     On June 7, 1999, Genesis moved its Canadian corporate headquarters to a new address. The new address is 165 Commerce Valley Drive West, Thornhill, Ontario, Canada L3T 7V8.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Pursuant to General Instruction B.3 to Form 8-K, the financial statements of Paradise are omitted from this report, as they were previously reported on the Company's registration statement on Form S-4 (SEC File No. 333-76937) filed April 23, 1999.

     (a)  Financial Statements of Business Acquired

          Not applicable.

     (b)  Pro Forma Financial Information

          Not applicable.

     (c)  Exhibits

          99.1 News release dated June 1, 1999 relating to the merger in accordance with the Agreement and Plan of Reorganization by and among Genesis Microchip Incorporated, Paradise Electronics, Inc. and Rainbow Acquisition Corporation, dated as of January 22, 1999.


ITEM 8. CHANGE IN FISCAL YEAR

     On May 28, 1999, the Company's Board of Directors made the determination to change the Company's fiscal year from a May 31 fiscal year end to a March 31 fiscal year end. A transition report on Form 10-K will be filed by the Company to cover the transition period of June 1, 1998 to March 31, 1999.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GENESIS MICROCHIP INCORPORATED
                                            (Registrant)


June 11, 1999                               By: /s/ I. Eric Erdman
                                               -------------------------------
                                               I. Eric Erdman
                                               Chief Financial Officer
                                               (for Registrant and as Principal
                                               Financial and Accounting Officer)


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                                    EXHIBITS


99.1 News release dated June 1, 1999 relating to the merger in accordance with the Agreement and Plan of Reorganization by and among Genesis Microchip Incorporated, Paradise Electronics, Inc. and Rainbow Acquisition Corporation, dated as of January 22, 1999.